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                                                                    Exhibit 21.1

                   SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

                                                                  State
        Name                            Address                 Organized

Hollywood Casino - Aurora, Inc.      13455 Noel Road            Illinois
                                     Suite 2200, LB48
                                     Dallas, TX  75240

HWCC - Tunica, Inc.                  13455 Noel Road            Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC Development Corp.               13455 Noel Road            Texas
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC - Louisiana, Inc.               13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, TX  75240

Hollywood Management, Inc.           13455 Noel Road            Texas
                                     Suite 2200, LB48
                                     Dallas, TX  75240

HWCC - Golf Course Partners, Inc.    13455 Noel Road            Delaware
                                     Suite 2200, LB48
                                     Dallas, TX  75240

HWCC - Holdings, Inc.                13455 Noel Road            Texas
                                     Suite 2200, LB48
                                     Dallas, TX  75240

HWCC-Shreveport, Inc.                13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, TX 75240

HWCC Transportation, Inc.            13455 Noel Road            Texas
                                     Suite 2200, LB48
                                     Dallas, Texas 75240

HCS I, Inc.                          13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, Texas 75240

HCS II, Inc.                         13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, Texas 75240

Hollywood Casino Shreveport          13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, Texas 75240

Shreveport Capital Corporation       13455 Noel Road            Louisiana
                                     Suite 2200, LB48
                                     Dallas, Texas 75240